
                                  MONTHLY CERTIFICATEHOLDERS STATEMENT
                                      NATIONSBANK OF DELAWARE, N/A
                                  NATIONSBANK CREDIT CARD MASTER TRUST
                                             SERIES 1993-2
                                             -------------

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as of December 1, 1993
     (as  amended  or supplemented, the "Pooling and Servicing Agreement"), as supplemented BZ the
     Series  1993-2  Supplement, dated as of December 1, 1993 (the "Supplement" and, together with the  Pooling and Servicing Agreement, the "Agreement"), each between NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank of New York, as Trustee, the Servicer is
     required  to  prepare  certain  information  each  month  regarding  distributions  to
     Certificateholders and  the  performance  of  the  Trust.  The  information  with  respect to  the  applicable Distribution  Date and  Due  Period  is  set  forth  below.

     Due Period                                                                           May-00
     Determination Date                                                                08-Jun-00
     Transfer Date                                                                     14-Jun-00
     Distribution Date                                                                 15-Jun-00
     Amortization  Period?                                                                    No
     Class  A  Accumulation  Period?                                                          No
     Class  B  Accumulation  Period?                                                          No
     Early  Amortization  Period?                                                             No



A      Receivables for Due Period
A(1)   Beginning Principal Receivables                                           2,941,938,252.00
       Beginning Finance Charge Receivables (excluding Interchange)                 32,826,689.44
       Beginning Discount Receivables                                                        0.00
                                                                                 -----------------
       Beginning Receivables                                                     2,974,764,941.44

A(2)   Removed Principal Receivables                                                         0.00
       Removed Finance Charge Receivables (excluding Interchange)                            0.00
       Removed Receivables                                                                   0.00

A(3)   Principal Receivables with respect to Additional Accounts                             0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                               0.00
                                                                                 -----------------
       Receivables with respect to Additional Accounts                                       0.00

A(4)   Principal Receivables billed                                                643,015,615.52
       Finance Charge Receivables billed (excluding Interchange)                    47,290,142.09
       Receivables billed                                                          690,305,757.61

A(5)   Discount Receivables Generated                                                        0.00

A(6)   Collections of Principal Receivables                                        664,195,478.92
       Collections of Finance Charge Receivables (excluding Interchange)            44,516,865.62
       Total Collections                                                           708,712,344.54

A(7)   Default Amount                                                               15,720,285.75

A(8)   Ending Principal Receivables                                              2,905,038,102.85
       Ending Finance Charge Receivables (excluding Interchange)                    35,599,965.91
       Ending Discount Receivables                                                           0.00
                                                                                 -----------------
       Ending Receivables                                                        2,940,638,068.76

A(9)   Beginning Aggregate Invested Amount                                       2,392,612,708.33
       Beginning Aggregate Invested Percentage                                              81.33%

A(10)  Beginning Transferor Amount                                                 549,325,543.67
       Net Change in Transferor Amount                                             (36,900,149.14)
       Ending Transferor Amount                                                              0.00
       Beginning Transferor Interest Percentage                                              0.00%

A(11)  Collections of Finance Charge Receivables allocable to Interchange            8,230,593.51

       Exhibit 99 A and B
       Page 5 of 23

B      Delinquencies and Losses for Due Period

B(1)   Delinquent Accounts
       30-59 Days Delinquent                                                               11,498
       60-89 Days Delinquent                                                                6,184
       90-119 Days Delinquent                                                               4,539
       120+ Days Delinquent                                                                 6,469

B(2)   Defaulted Accounts                                                                   3,425

B(3)   Delinquent Receivables
       30-59 Days Delinquent                                                        43,664,937.72
       60-89 Days Delinquent                                                        25,841,182.94
       90-119 Days Delinquent                                                       20,333,801.32
       120+ Days Delinquent                                                         30,569,936.43

B(4)   Default Amount                                                               11,865,254.90

C      Base Rate and Portfolio Yield

C(1)   Base Rate (Current Due Period)                                                        8.02%
       Base Rate (Prior Due Period)                                                          8.02%
       Base Rate (Two Due Periods Ago)                                                       8.02%
       Three Month Average Base Rate                                                         8.02%

C(2)   Portfolio Yield (Current Due Period)                                                 16.68%
       Portfolio Yield (Prior Due Period)                                                   16.01%
       Portfolio Yield (Two Due Periods Ago)                                                16.02%
       Three Month Average Portfolio Yield                                                  16.23%

D      Series 1993-2 Invested Amount

D(1)   Class A Initial Invested Amount                                             500,000,000.00
       Class B Initial Invested Amount                                              31,915,000.00
                                                                                 -----------------
       Initial Invested Amount                                                     531,915,000.00

D(2)   Class A Invested Amount as of the beginning of the Due Period               500,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                31,915,000.00
                                                                                 -----------------
       Invested Amount as of the beginning of the Due Period                       531,915,000.00

D(3)   Class A Invested Amount at the end of revolving period                    N/A
       Class B Invested Amount at the end of revolving period                    N/A
       Invested Amount at the end of revolving period                            N/A

D(4)   Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                                     0.00
       Deposits to Principal Funding Account                                                 0.00
       Principal Funding Investment Proceeds                                                 0.00
       Withdrawals from Principal Funding Account                                            0.00
       Allocation of Principal Funding Investment Proceeds                                   0.00
                                                                                 -----------------
       Principal Funding Account Balance as of end of day on current                         0.00
       Distribution Date

D(5)   Class A Adjusted Invested Amount as of the beginning of the Due Period      500,000,000.00
       Class B Adjusted Invested Amount as of the beginning of the Due Period       31,915,000.00
                                                                                 -----------------
       Adjusted Invested Amount as of the beginning of the Due Period              531,915,000.00

D(6)   Enhancement Initial Invested Amount                                                   0.00
       Enhancement Invested Amount                                                           0.00

D(7)   Floating Allocation Percentage                                                       18.08%

D(8)   Principal Allocation Percentage                                                      18.08%

       Exhibit 99 A and B
       Page 6 of  23

E      Servicing Fee Calculation

E(1)   Servicing Base Amount                                                       531,915,000.00

E(2)   Servicer Interchange                                                            332,446.88
       Class A Servicing Fee                                                           520,833.44
       Class B Servicing Fee                                                            33,244.69
                                                                                 -----------------
       Subtotal                                                                        886,525.01
       Investor Monthly Servicing Fee                                                  886,525.01
                                                                                 -----------------
       Shortfall of Servicer Interchange                                                     0.00

E(3)   Investor Default Amount                                                       2,145,238.09
E(4)   Monthly Cash Collateral Fee                                                      10,056.59

F      Reserve Account

F(1)   Reserve Account Balance as of end of day on preceding Distribution Date               0.00
       Deposits to Reserve Account                                                           0.00
       Interest earnings on Reserve Account                                                  0.00
       Withdrawals from Reserve Account                                                      0.00
                                                                                 -----------------
       Reserve Account Balance as of end of day on current Distribution Date                 0.00

F(2)   Required Reserve Account Amount                                                       0.00
F(3)   Available Reserve Account Amount                                                      0.00
F(4)   Reserve Draw Amount                                                                   0.00
F(5)   Reserve Account Surplus                                                               0.00
F(6)   Covered Amount                                                            N/A

G      Cash Collateral Account

G(1)   Initial Shared Collateral Amount                                             26,595,833.00
       Initial Class B Collateral Amount                                             5,319,167.00
                                                                                 -----------------
       Initial Cash Collateral Amount                                               31,915,000.00

G(2)   Cash Collateral Account balance as of end of day on preceding
       Distribution Date                                                            31,915,000.00
       Deposits to Cash Collateral Account                                                   0.00
       Withdrawals from Cash Collateral Account                                              0.00
                                                                                 -----------------
       Cash Collateral Account balance as of end of day on current                  31,915,000.00
       Distribution Date

G(3)   Cash Collateral Account Surplus                                                       0.00

G(4)   Available Shared Collateral Amount                                           26,595,833.00
       Available Cash Collateral Amount                                             31,915,000.00

G(5)   Required Draw Amount                                                                  0.00
       Interest Draw Amount                                                                  0.00
       Servicing Draw Amount                                                                 0.00
       Default Draw Amount                                                                   0.00
       Reimbursement Draw Amount/Special Draw Amount/Class
       A&B Principal Draw Amount                                                             0.00
                                                                                 -----------------
                                                                                             0.00
       Exhibit 99 A and B
       Page 7 of 23

H      Class A Available Funds

H(1)   Class A Floating Percentage                                                          94.00%

H(2)   Principal Funding Investment Proceeds (if applicable to Class A)                      0.00
       Class A Finance Charge Collections (excluding Interchange)                    7,565,730.35
       Class A allocation of Servicer Interchange                                    1,398,805.83
       Reserve Draw Amount (if applicable to Class A)                                        0.00
                                                                                 -----------------
       Class A Available Funds                                                       8,964,536.18

H(3)   Class A Monthly Interest                                                      2,500,000.00
                                                                                 -----------------
       Class A Interest Shortfall                                                            0.00

H(4)   Class A Additional Interest                                                           0.00
       Class A Servicing Fee                                                           520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               2,016,523.80

H(5)   Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due
       but not distributed                                                           2,500,000.00
       Class A Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class A Servicing Fee plus amounts previously due
       but not distributed                                                             520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               2,016,523.80
                                                                                 -----------------
       Total Class A Excess Spread                                                   3,614,678.87

H(6)   Required Amount                                                                       0.00

I      Class B Available Funds

I(1)   Class B Floating Percentage                                                           6.00%

I(2)   Principal Funding Investment Proceeds (if applicable to Class B)                      0.00
       Class B Finance Charge Collections (excluding Interchange)                      482,918.96
       Class B allocation of Servicer Interchange                                       89,285.48
       Reserve Draw Amount (if applicable to Class B)                                        0.00
       Class B Available Funds                                                         572,204.44

I(3)   Class B Monthly Interest                                                        166,223.96
                                                                                 -----------------
       Class B Interest Shortfall                                                            0.00

I(4)   Class B Additional Interest                                                           0.00
       Class B Servicing Fee                                                            33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81

I(5)   Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due
       but not distributed                                                             166,223.96
       Class B Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class B Servicing Fee plus amounts previously due
       but not distributed                                                              33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81
       Total Class B Excess Spread                                                     352,788.98

I(6)   Class B Investor Default Amount                                                 128,714.29

       Exhibit 99 A and B
       Page 8 of 23

J      Excess Spread and Excess Finance Charge Collections

J(1)   Total Excess Spread                                                           3,967,467.85
       Excess Finance Charge Collections allocated from other series                         0.00
                                                                                 -----------------
                                                                                     3,967,467.85

J(2)   Applied to Required Amount                                                            0.00
       Applied to Class A Investor Charge Offs                                               0.00
       Applied to Class B Monthly Interest & Additional Interest                             0.00
       Applied to Class B Servicing Fee                                                      0.00
       Applied to Class B Investor Default Amount                                      128,714.29
       Applied to Class B Invested Amount reductions                                         0.00
       Applied to Enhancement Invested Amount reductions                                     0.00
       Applied to Cash Collateral Account                                                    0.00
       Applied to Monthly Cash Collateral Fee                                           10,056.59
       Applied to Reserve Account                                                            0.00
       Applied to Cash Collateral Depositor                                                  0.00
                                                                                 -----------------
                                                                                             0.00

J(3)   Finance Charge Shortfall                                                              0.00

J(4)   Portion of Shared Collateral Amount applied to Required Amount                        0.00
       Portion of Reallocated Principal Collections applied to Required Amount               0.00

K      Principal Collections

K(1)   Available Principal Collections                                             120,086,542.59
       Excess Principal Collections with respect to other Series                             0.00
       Subtotal                                                                    120,086,542.59

K(2)   Class A Principal Percentage                                                         94.00%
       Class A Monthly Principal                                                             0.00

K(3)   Class B Principal Percentage                                                          6.00%
       Class B Monthly Principal                                                             0.00

K(4)   Allocation of Principal Collections
       Deposit to Principal Funding Account                                                  0.00
       Distribution to Cash Collateral Depositor                                             0.00
       Excess Principal Collections                                                120,086,542.59
       Principal Shortfall                                                                   0.00

K(5)   Reallocated Principal Collections pursuant to Section 4.9(a)                          0.00

K(6)   Amount BZ which Class B Invested Amount was reduced pursuant to 4.7(a)                0.00

L      Accumulation Period

L(1)   Controlled Accumulation Amount (Class A)                                  N/A
       Deficit Controlled Accumulation Amount (Class A)                          N/A
       Controlled Deposit Amount (Class A)                                                   0.00

L(2)   Controlled Accumulation Amount (Class B)                                  N/A
       Deficit Controlled Accumulation Amount (Class B)                          N/A
                                                                                 -----------------
       Controlled Deposit Amount (Class B)                                                   0.00

       Exhibit 99 A and B
       Page 9 of 23

M      Investor Charge Offs

M(1)   Class A Investor Charge Offs                                                          0.00
       Class B Investor Charge Offs                                                          0.00

M(2)   The amount of reimbursed Class A Investor Charge Offs                                 0.00
       The amount of reimbursed Class B Investor Charge Offs                                 0.00

M(3)   The amount, if any, BZ which the outstanding principal balance of the
       Certificates exceeds the
       Invested Amount after giving effect to all transactions on the
       Distribution Date
       Class A                                                                               0.00
       Class B                                                                               0.00

N      Distributions to Class A Certificateholders
       (per $1,000 original principal amount)

N(1)   Total distribution to Class A Certificateholders                                      5.00
       Amount with respect to interest                                                       5.00
       Amount with respect to principal                                                      0.00
N(2)   Class A Investor Charge Offs                                                          0.00
N(3)   The amount of reimbursed Class A Investor Charge Offs                                 0.00

O      Distributions to Class B Certificateholders
       (per $1,000 original principal amount)

O(1)   Total distribution to Class B Certificateholders                                      5.21
       Amount with respect to interest                                                       5.21
       Amount with respect to principal                                                      0.00
O(2)   Class B Investor Charge Offs                                                          0.00
O(3)   The amount of reimbursed Class B Investor Charge Offs                                 0.00


     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer


BZ:     \s\  Emily  Watson
        ------------------
Name:        Emily  Watson
Title:      Vice  President


                                           Exhibit 99 A and B
                                             Page 10 of 23

                                 MONTHLY CERTIFICATEHOLDERS STATEMENT
                                    NATIONSBANK OF DELAWARE, N.A.
                                 NATIONSBANK CREDIT CARD MASTER TRUST
                                            SERIES 1995-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement, dated as of December 1, 1993
     (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1995-1  Supplement, dated as of August 8, 1995 (the "Supplement" and, together with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  Between  NationsBank of
     Delaware, N.A.  as  Transferor  and  Servicer,  and The Bank of New York, as Trustee, the
     Servicer is required  to  prepare  certain  information  each month regarding distributions to Certificateholders and  the  performance  of  the  Trust. The information  with  respect to  the applicable Distribution  Date  and  Due  Period  is  set  forth  Below.

     Due Period                                                                       May-00
     Determination Date                                                            08-Jun-00
     Transfer Date                                                                 14-Jun-00
     Distribution Date                                                             15-Jun-00
     Amortization Period?                                                                Yes
     Class A Accumulation Period?                                                        Yes
     Class B Accumulation Period?                                                         No
     Early Amortization Period?                                                           No


A     Receivables for Due Period
A(1)   Beginning Principal Receivables                                         2,941,938,252.00
       Beginning Finance Charge Receivables (excluding Interchange)               32,826,689.44
       Beginning Discount Receivables                                                      0.00
                                                                               -----------------
       Beginning Receivables                                                   2,974,764,941.44

A(2)   Removed Principal Receivables                                                       0.00
       Removed Finance Charge Receivables (excluding Interchange)                          0.00
                                                                               -----------------
       Removed Receivables                                                                 0.00

A(3)   Principal Receivables with respect to Additional Accounts                           0.00
       Finance Charge Receivables with respect to Additional Accounts                      0.00
                                                                               -----------------
       (excluding Interchange)                                                             0.00
       Receivables with respect to Additional Accounts

A(4)   Principal Receivables billed                                              643,015,615.52
       Finance Charge Receivables billed (excluding Interchange)                  47,290,142.09
                                                                               -----------------
       Receivables billed                                                        690,305,757.61

A(5)   Discount Receivables Generated                                                      0.00

A(6)   Collections of Principal Receivables                                      664,195,478.92
       Collections of Finance Charge Receivables (excluding Interchange)          44,516,865.62
                                                                               -----------------
       Total Collections                                                         708,712,344.54

A(7)   Default Amount (excluding Recoveries)                                      15,720,285.75

A(8)   Ending Principal Receivables                                            2,905,038,102.85
       Ending Finance Charge Receivables (excluding Interchange)                  35,599,965.91
       Ending Discount Receivables                                                         0.00
                                                                               -----------------
       Ending Receivables                                                      2,940,638,068.76

A(9)   Beginning Aggregate Invested Amount                                     2,392,612,708.33
       Beginning Aggregate Invested Percentage                                            81.33%

A(10)  Beginning Transferor Amount                                                         0.00
       Net Change in Transferor Amount                                                     0.00
                                                                               -----------------
       Ending Transferor Amount                                                  512,425,394.52
       Beginning Transferor Interest Percentage                                           18.67%

A(11)  Collections of Finance Charge Receivables allocable to Interchange          8,230,593.51

       Exhibit 99 C, D and E
       Page 11 of 23

B      Delinquencies and Losses for Due Period

B(1)   Delinquent Accounts
       30-59 Days Delinquent                                                             11,498
       60-89 Days Delinquent                                                              6,184
       90-119 Days Delinquent                                                             4,539
       120+ Days Delinquent                                                               6,469

B(2)   Defaulted Accounts                                                                 3,425

B(3)   Delinquent Receivables
       30-59 Days Delinquent                                                      43,664,937.72
       60-89 Days Delinquent                                                      25,841,182.94
       90-119 Days Delinquent                                                     20,333,801.32
       120+ Days Delinquent                                                       30,569,936.43

B(4)   Default Amount                                                             11,865,254.90

C      Base Rate and Portfolio Yield

C(1)   Base Rate (Current Due Period)                                                      8.52%
       Base Rate (Prior Due Period)                                                        8.44%
       Base Rate (Two Due Periods Ago)                                                     8.52%
       Three Month Average Base Rate                                                       8.49%

C(2)   Portfolio Yield (Current Due Period)                                               15.25%
       Portfolio Yield (Prior Due Period)                                                 16.27%
       Portfolio Yield (Two Due Periods Ago)                                              15.10%
       Three Month Average Portfolio Yield                                                15.54%

D      Series 1995-1 Invested Amount

D(1)   Class A Initial Invested Amount                                         1,000,000,000.00
       Class B Initial Invested Amount                                            51,137,000.00
       Collateral Initial Indebtedness Amount                                     85,228,000.00
       Initial Invested Amount                                                 1,136,365,000.00

D(2)   Class A Investor Amount as of the Beginning of the Due Period           1,000,000,000.00
       Class B Investor Amount as of the Beginning of the Due Period              51,137,000.00
                                                                               -----------------
       Investor Amount                                                         1,136,364,375.00

D(3)   Class A Invested Amount at the end of revolving period                  1,000,000,000.00
       Class B Invested Amount at the end of revolving period                     51,137,000.00
       Collateral Indebtedness Amount at the end of revolving period              85,228,000.00
                                                                               -----------------
       Invested Amount at the end of revolving period                                1136365000

D(4)   Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                         500,000,000.01
       Deposits to Principal Funding Account                                     166,666,666.67
       Principal Funding Investment Proceeds                                       2,097,204.10
       Withdrawals from Principal Funding Account                                          0.00
       Allocation of Principal Funding Investment Proceeds                         2,097,204.10
       Principal Funding Account Balance as of end of day on current             666,666,666.68
       Distribution Date

D(5)   Class A Invested Amount as of the Beginning of the Due Period             499,999,999.99
       Class B Invested Amount as of the Beginning of the Due Period              51,137,000.00
       Collateral Indebtedness Amount as of the Beginning of the Due Period       85,227,375.00
       Invested Amount as of the Beginning of the Due Period                     636,364,374.99

D(6)   Required Enhancement Amount                                                47,727,328.10
       Enhancement Surplus                                                        37,500,046.90
       Available Enhancement Amount                                               47,727,328.10

D(7)   Floating Allocation Percentage                                                     27.30%

D(8)   Fixed Allocation Percentage                                                        38.63%

       Exhibit 99 C, D and E
       Page 12 of 23

E      Servicing Fee Calculation
E(1)   Servicing Base Amount                                                     636,364,374.99

E(2)   Servicer Interchange                                                          397,727.74
       Class A Servicing Fee                                                         520,833.33
       Class B Servicing Fee                                                          53,267.71
       Collateral Servicing Fee                                                       88,778.52
                                                                               -----------------
       Subtotal                                                                    1,060,607.30
       Investor Monthly Servicing Fee                                              1,060,607.30
                                                                               -----------------
       Shortfall of Servicer Interchange                                                   0.00

E(3)   Investor Default Amount                                                     3,239,214.59

F      Reserve Account

F(1)   Reserve Account Balance as of end of day on preceding
       Distribution Date                                                           5,000,000.00
       Deposits to Reserve Account                                                   590,295.90
       Interest earnings on Reserve Account                                           27,850.15
       Withdrawals from Reserve Account                                              590,295.90
       Reserve Account Balance as of end of day on current                         5,027,850.15
       Distribution Date

F(2)   Required Reserve Account Amount                                             2,687,500.00
F(3)   Available Reserve Account Amount                                            2,687,500.00
F(4)   Reserve Draw Amount                                                           590,295.90
F(5)   Reserve Account Surplus                                                        27,850.15
F(6)   Covered Amount                                                              2,687,500.00

G      Cash Collateral Account

G(1)   Initial Cash Collateral Amount                                                      0.00

G(2)   Cash Collateral Account balance as of end of day on preceding
       Distribution Date                                                                   0.00
       Deposits to Cash Collateral Account (Net of Investment Earnings)                    0.00
       Investment Earnings on Cash Collateral Account                                      0.00
       Withdrawals from Cash Collateral Account                                            0.00
                                                                               -----------------
       Cash Collateral Account balance as of end of day on current                         0.00
       Distribution Date

G(3)   Cash Enhancement Surplus                                                            0.00

G(4)   Available Cash Collateral Amount                                                    0.00
       Required Cash Collateral Amount                                                     0.00
       Required Cash Collateral Percentage                                                 0.00%

G(5)   Required Draw Amount                                                                0.00

H      Class A Available Funds

H(1)   Class A Floating Percentage                                                        22.66%

H(2)   Principal Funding Investment Proceeds (if applicable to Class A)            2,097,204.10
       Cash Collateral Account Investment Proceeds                                         0.00
       Class A Finance Charge Collections (excluding Interchange)                 10,087,521.75
       Class A allocation of Servicer Interchange                                  1,865,052.49
       Reserve Draw Amount (if applicable to Class A)                                590,295.90
       Class A Available Funds                                                    14,640,074.24

H(3)   Class A Monthly Interest                                                    5,375,000.00
       Class A Interest Shortfall                                                          0.00

H(4)   Class A Additional Interest                                                         0.00
       Class A Servicing Fee                                                         520,833.33
       Class A allocation of Servicer Interchange                                    312,500.00
       Class A Investor Default Amount                                             2,688,666.76

       Exhibit 99 C, D and E
       Page 13 of 23

H(5)   Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due
       but not distributed                                                         5,375,000.00
       Class A Additional Interest plus amounts
       previously due but not distributed                                                  0.00
       Class A Servicing Fee plus amounts previously due
       but not distributed                                                           520,833.33
       Class A allocation of Servicer Interchange                                    312,500.00
       Class A Investor Default Amount                                             2,688,666.76
       Total Class A Excess Spread                                                 5,743,074.15
H(6)   Class A Required Amount                                                             0.00

I      Class B Available Funds

I(1)   Class B Floating Percentage                                                         1.74%

I(2)   Principal Funding Investment Proceeds (if applicable to Class B)                    0.00
       Cash Collateral Account Investment Proceeds                                         0.00
       Class B Finance Charge Collections (excluding Interchange)                    774,593.46
       Class B allocation of Servicer Interchange                                    143,212.33
       Reserve Draw Amount (if applicable to Class B)                                      0.00
       Class B Available Funds                                                       917,805.79

I(3)   Class B Monthly Interest                                                      282,318.85
       Class B Interest Shortfall                                                          0.00

I(4)   Class B Additional Interest                                                         0.00
       Class B Servicing Fee                                                          53,267.71
       Class B allocation of Servicer Interchange                                     31,960.63

I(5)   Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due
       but not distributed                                                           282,318.85
       Class B Additional Interest plus amounts
       previously due but not distributed                                                  0.00
       Class B Servicing Fee plus amounts previously due
       but not distributed                                                            53,267.71
       Class B allocation of Servicer Interchange                                     31,960.63
       Total Class B Excess Spread                                                   550,258.60

I(6)   Class B Investor Default Amount                                               206,455.44

       Class B Required Amount                                                             0.00

J      Collateral Available Funds

J(1)   Collateral Floating Percentage                                                      2.90%

J(2)   Collateral Finance Charge Collections                                       1,290,989.10
       Collateral Allocation of Cash Collateral Account Investment Proceeds                0.00
       Collateral allocation of Servicer Interchange                                 238,687.21
       Collateral Available Funds                                                  1,529,676.31

J(3)   Collateral Monthly Interest                                                   520,153.32
       Collateral Interest Shortfall                                                       0.00

J(4)   Collateral Additional Interest                                                      0.00
       Collateral Servicing Fee                                                            0.00
       Collateral allocation of Servicer Interchange                                  53,267.11

J(5)   Distribution of Collateral Available Funds
       Collateral Servicing Fee plus amounts previously due                           88,778.52
       but not distributed
       Collateral allocation of Servicer Interchange                                  53,267.11
       Total Collateral Excess Spread                                              1,387,630.68

J(6)   Collateral Investor Default Amount                                            344,092.39

J(7)   Collateral Required Amount                                                          0.00

       Exhibit 99 C, D and E
       Page 14 of 23

K      Excess Spread and Excess Finance Charge Collections

K(1)   Total Excess Spread                                                         7,680,963.43
       Excess Finance Charge Collections allocated from other series                       0.00
       Subtotal                                                                    7,680,963.43

K(2)   Applied to Class A Monthly Interest & Additional Interest                           0.00
       Applied to Class A Servicing Fee                                                    0.00
       Applied to Class A Investor Default Amount                                          0.00
       Applied to Class A Investor Charge Offs                                             0.00
       Applied to Class B Monthly Interest & Additional Interest                           0.00
       Applied to Class B Servicing Fee                                                    0.00
       Applied to Class B Investor Default Amount                                    206,455.44
       Applied to Class B Invested Amount reductions                                       0.00
       Applied to Collateral Servicing Fee                                                 0.00
       Applied to Collateral Monthly Interest & Additional Interest                  520,153.32
       Applied to Collateral Default Amount                                          344,092.39
       Applied to Collateral Indebtedness Amount reductions                                0.00
       Applied to Cash Collateral Account                                                  0.00
       Applied to Other Amount Due to Collateral Indebtedness Holder                       0.00
       Applied to Reserve Account                                                    590,295.90
       Applied to Cash Collateral Depositor                                                0.00
                                                                               -----------------
       Total Excess Finance Charge Collections                                     6,019,966.38

K(3)   Finance Charge Shortfall                                                            0.00

K(4)   Portion of Reallocated Principal Collections applied to                             0.00
       Required Amount

L      Principal Collections

L(1)   Collections of Principal Receivables allocable to Series 1995-1           181,325,365.74
       Excess Principal Collections with respect to other Series                           0.00
       Subtotal                                                                  181,325,365.74

L(2)   Class A Fixed Percentage                                                            0.34
       Class A Monthly Principal                                                 166,666,666.67

L(3)   Class B Fixed Percentage                                                            0.02
       Class B Monthly Principal                                                           0.00

L(4)   Collateral Fixed Percentage                                                         0.03
       Collateral Monthly Principal                                                        0.00

L(5)   Allocation of Principal Collections
       Deposit to Principal Funding Account                                      166,666,666.67
       Distribution to Collateral Indebtedness Holder                                      0.00
       Excess Principal Collections                                               14,658,699.07
       Principal Shortfall                                                                 0.00

L(6)   Class B Subordinated Principal Collections                                 11,751,340.37
       Collateral Subordinated Principal Collections                              19,585,490.68
                                                                               -----------------
       Total Subordinated Principal Collections                                   31,336,831.05

L(7)   Reallocated Principal Collections pursuant to Section 4.9(a)                        0.00
       Reallocated Principal Collections pursuant to Section 4.9(b)                        0.00
       Reallocated Principal Collections pursuant to Section 4.9(c)                        0.00
                                                                               -----------------
       Total Reallocated Principal Collections                                             0.00

       Exhibit 99 C, D and E
       Page 15 of 23

M      Accumulation Period

M(1)   Controlled Accumulation Amount (Class A)                                  166,666,666.67
       Deficit Controlled Accumulation Amount (Class A)                                    0.00
                                                                               -----------------
       Controlled Deposit Amount (Class A)                                       166,666,666.67

M(2)   Controlled Accumulation Amount (Class B)                                N/A
       Deficit Controlled Accumulation Amount (Class B)                        N/A
                                                                               -----------------
       Controlled Deposit Amount (Class B)                                                 0.00

M(3)   Accumulation Period Factor                                                          1.00
       Monthly Payment Rate                                                             22.5768%
       Required Accumulation Factor Number                                                 6.00
       Accumulation Period Length                                                          6.00

N      Investor Charge Offs

N(1)   Class A Investor Charge Offs                                                        0.00
       Class B Investor Charge Offs                                                        0.00

N(2)   The amount of reimbursed Class A Investor Charge Offs                               0.00
       The amount of reimbursed Class B Investor Charge Offs                               0.00

N(3)   The amount, if any, by which the outstanding principal balance of the
       Certificates exceeds the
       Invested Amount after giving effect to all transactions on the
       Distribution Date
       Class A                                                                             0.00
       Class B                                                                             0.00

O Distributions to Class A Certificateholders (per $1,000 original principal amount)

O(1)   Total distribution to Class A Certificateholders                                    5.38
       Amount with respect to interest                                                     5.38
       Amount with respect to principal                                                    0.00
O(2)   Class A Investor Charge Offs                                                        0.00
O(3)   The amount of reimbursed Class A Investor Charge Offs                               0.00

P Distributions to Class B Certificateholders (per $1,000 original principal amount)

P(1)   Total distribution to Class B Certificateholders                                    5.52
       Amount with respect to interest                                                     5.52
       Amount with respect to principal                                                    0.00
P(2)   Class B Investor Charge Offs                                                        0.00
P(3)   The amount of reimbursed Class B Investor Charge Offs                               0.00

Q Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

Q(1)   Total distribution to Collateral Indebtedness Holders                               6.10
       Amount with respect to interest                                                     6.10
       Amount with respect to principal                                                    0.00
Q(2)   Collateral Investor Charge Offs                                                     0.00
Q(3)   The amount of reimbursed Collateral Investor Charge Offs                            0.00



     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer


By: \s\  Emily  Watson
    ------------------
Name:    Emily  Watson
Title:   Vice  President

                                        Exhibit 99 C, D and E
                                            Page 16 of 23


                                      MONTHLY CERTIFICAUEHOLDERS STATEMENT
                                         NationsBank OF DELAWARE, N.A.
                                      NATIONSBANK CREDIT CARD MASTER TRUST
                                                 SERIES 1996-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December  1,  1993
     (AU  amended  or  supplemented,  the  "Pooling  and  Servicing  Agreement"),  AU  supplemented by the
     Series  1996-1  Supplement,  dated  as  of  June11,  1996  (the  "Supplement"  and,  together  with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  between  NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New  York,  as  Trustee,  the  Servicer  is
     required  to  prepare  certain  information  each month regarding distributions to Certificateholders and  the  performance of the Trust.  The information with respect to the applicable Distribution Date and  Due  Period  is  set  forth  below.

     Due Period                                                                                 May-00
     Determination Date                                                                      08-Jun-00
     Transfer Date                                                                           14-Jun-00
     Distribution date                                                                       15-Jun-00
     Interest Period                                                                   3/15/00-6/14/00
     Interest Payment date                                                                   15-Jun-00
     Amortization Period?                                                                           No
     Class A Accumulation Period?                                                                   No
     Class B Accumulation Period?                                                                   No
     Early Amortization Period?                                                                     No




A      Receivables for Due Period
A(1)   Beginning Principal Receivables                                                   2,941,938,252.00
       Beginning Finance Charge Receivables (excluding Interchange)                         32,826,689.44
       Beginning Discount Receivables                                                                0.00
                                                                                         -----------------
       Beginning Receivables                                                             2,974,764,941.44

A(2)   Removed Principal Receivables                                                                 0.00
       Removed Finance Charge Receivables (excluding Interchange)                                    0.00
                                                                                         -----------------
       Removed Receivables                                                                           0.00

A(3)   Principal Receivables with respect to Additional Accounts                                     0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                                       0.00
                                                                                         -----------------
       Receivables with respect to Additional Accounts                                               0.00

A(4)   Principal Receivables billed                                                        643,015,615.52
       Finance Charge Receivables billed (excluding Interchange)                            47,290,142.09
                                                                                         -----------------
       Receivables billed                                                                  690,305,757.61

A(5)   Discount Receivables generated                                                                0.00

A(6)   Collections of Principal Receivables                                                664,195,478.92
       Collections of Finance Charge Receivables (excluding Interchange)                    44,516,865.62
                                                                                         -----------------
       Total Collections                                                                   708,712,344.54

A(7)   Default Amount (excluding Recoveries)                                                15,720,285.75

A(8)   Ending Principal Receivables                                                      2,905,038,102.85
       Ending Finance Charge Receivables (excluding Interchange)                            35,599,965.91
       Ending Discount Receivables                                                                   0.00
                                                                                         -----------------
       Ending Receivables                                                                2,940,638,068.76

A(9)   Beginning aggregate Invested Amount                                               2,392,612,708.33
       Beginning aggregate Invested Percentage                                                      18.67%

A(10)  Beginning Transferor Amount                                                                   0.19
       Net Change in Transferor Amount                                                     (36,900,149.14)
                                                                                         -----------------
       Ending Transferor Amount                                                            512,425,394.52
       Beginning Transferor Interest Percentage                                                     18.67%

A(11)  Collections of Finance Charge Receivables allocable to Interchange                    8,230,593.51

       Exhibit 99 F, G and H
       Page 17 of 23

B      Delinquencies and Losses for Due Period

B(1)   Delinquent Accounts
       30-59 Days Delinquent                                                                       11,498
       60-89 Days Delinquent                                                                        6,184
       90-119 Days Delinquent                                                                       4,539
       120+ Days Delinquent                                                                         6,469

B(2)   Defaulted Accounts                                                                           3,425

B(3)   Delinquent Receivables
       30-59 Days Delinquent                                                                43,664,937.72
       60-89 Days Delinquent                                                                25,841,182.94
       90-119 Days Delinquent                                                               20,333,801.32
       120+ Days Delinquent                                                                 30,569,936.43

B(4)   Default Amount                                                                       11,865,254.90

C      BBse Rate and Portfolio Yield

C(1)   BBse Rate (Current Due Period)                                                                8.59%
       BBse Rate (Prior Due Period)                                                                  7.92%
       BBse Rate (Two Due Periods Ago)                                                               8.97%
       Three Month Average BBse Rate                                                                 8.49%

C(2)   Portfolio Yield (Current Due Period)                                                         16.79%
       Portfolio Yield (Prior Due Period)                                                           16.08%
       Portfolio Yield (Two Due Periods Ago)                                                        16.11%
       Three Month Average Portfolio Yield                                                          16.33%

D      Series 1996-1 Invested Amount

D(1)   Class A Initial Invested Amount                                                     756,000,000.00
       Class B Initial Invested Amount                                                      58,500,000.00
       Collateral Initial Indebtedness Amount                                               85,500,000.00
                                                                                         -----------------
       Initial Invested Amount                                                             900,000,000.00

D(2)   Class A Investor Amount AU of the beginning of the Due Period                       756,000,000.00
       Class B Investor Amount AU of the beginning of the Due Period                        58,500,000.00
                                                                                         -----------------
       Investor Amount                                                                     891,000,000.00

D(3)   Class A Invested Amount AU the end of revolving period                            N/A
       Class B Invested Amount AU the end of revolving period                            N/A
       Collateral Indebtedness Amount AU the end of revolving period                     N/A
                                                                                         -----------------
       Invested Amount AU the end of revolving period                                    N/A

D(4)   Principal Funding Account BBlance AU of end of day on preceding
       Distribution Date                                                                             0.00
       Deposits to Principal Funding Account                                                         0.00
       Principal Funding Investment Proceeds                                                         0.00
       Withdrawals from Principal Funding Account                                                    0.00
       Allocation of Principal Funding Investment Proceeds                                           0.00
                                                                                         -----------------
       Principal Funding Account BBlance as of end of day on current Distribution Date               0.00

D(5)   Class A Invested Amount as of the beginning of the Due Period                       756,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                        58,500,000.00
       Collateral Indebtedness Amount as of the beginning of the Due Period                 76,500,000.00
                                                                                         -----------------
       Invested Amount as of the beginning of the Due Period                               891,000,000.00

D(6)   Required Enhancement Amount                                                          84,645,000.00
       Enhancement Surplus                                                                     855,000.00
       Available Enhancement Amount                                                         84,645,000.00

D(7)   Floating Allocation Percentage                                                               30.29%

D(8)   Fixed Allocation Percentage                                                       N/A


       Exhibit 99 F, G and H
       Page 18 of 23

E      Servicing Fee Calculation

E(1)   Servicing BBse Amount                                                               891,000,000.00

E(2)   Servicer Interchange                                                                    556,875.00
       Class A Servicing Fee                                                                   787,500.00
       Class B Servicing Fee                                                                    60,937.50
       Collateral Servicing Fee                                                                 79,687.50
                                                                                         -----------------
       Subtotal                                                                              1,485,000.00
       Investor Monthly Servicing Fee                                                        1,485,000.00
                                                                                         -----------------
       Shortfall of Servicer Interchange                                                             0.00

E(3)   Investor Default Amount                                                               3,593,985.71
E(4)

F      Reserve Account

F(1)   Reserve Account BBlance as of end of day on preceding Distribution Date                       0.00
       Deposits to Reserve Account                                                                   0.00
       Interest earnings on Reserve Account                                                          0.00
       Withdrawals from Reserve Account                                                              0.00
                                                                                         -----------------
       Reserve Account BBlance AU of end of day on current Distribution Date                         0.00

F(2)   Required Reserve Account Amount                                                   N/A
F(3)   Available Reserve Account Amount                                                  N/A
F(4)   Reserve Draw Amount                                                                           0.00
F(5)   Reserve Account Surplus                                                                       0.00
F(6)   Covered Amount                                                                    N/A

G      Cash Collateral Account

G(1)   Initial Cash Collateral Amount                                                                0.00

G(2)   Cash Collateral Account BBlance as of end of day on preceding Distribution Date       9,000,000.00
       Deposits to Cash Collateral Account (Net of Investment Earnings)                              0.00
       Investment Earnings on Cash Collateral Account                                           48,214.34
       Withdrawals from Cash Collateral Account                                                 48,214.34
                                                                                         -----------------
       Cash Collateral Account BBlance as of end of day on current                           9,000,000.00


G(3)   Cash Enhancement Surplus                                                                      0.00

G(4)   Available Cash Collateral Amount                                                      9,000,000.00
       Required Cash Collateral Amount                                                       9,000,000.00
       Required Cash Collateral Percentage                                                           1.00%

G(5)   Required Draw Amount                                                                          0.00


H      Interest Funding Account

H(1)   Interest Funding Account BBlance as of end of day on preceding
       Distribution Date                                                                     8,707,673.75
       Deposits to Interest Funding Account                                                  4,425,211.25
       Interest Funding Investment Proceeds                                                     36,500.91
       Withdrawals from Interest Funding Account                                           (13,169,385.91)
                                                                                         -----------------
       Interest Funding Account BBlance as of end of day on current                                     -
       Distribution Date

       Exhibit 99 F, G and H
       Page 19 of 23

I      Class A Available Funds

I(1)   Class A Floating Percentage                                                                  25.70%

I(2)   Principal Funding Investment Proceeds (if applicable to Class A)                              0.00
       Cash Collateral Account Investment Proceeds                                              40,908.19
       Interest Funding Account Investment Proceeds                                             30,969.74
       Class A Finance Charge Collections (excluding Interchange)                           11,440,834.47
       Class A allocation of Servicer Interchange                                            2,115,262.53
       Reserve Draw Amount (if applicable to class A)                                                0.00
                                                                                         -----------------
       Cclass A Available Funds                                                             13,627,974.93

I(3)   Class A Monthly Interest                                                              4,101,300.00
                                                                                         -----------------
       Class A Interest Shortfall                                                                    0.00

I(4)   Class A Additional Interest                                                                   0.00
       Class A Servicing Fee                                                                   787,500.00
       Class A Allocation of Service Interchange                                               472,500.00
       Class A Investor Default Amount                                                       3,049,370.52

I(5)   Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due but not distributed              4,101,300.00
       Class A Additional Interest plus amounts previously due but not distributed                   0.00
       Class A Servicing Fee plus amounts previously due but not distributed                   787,500.00
       Class A Allocation of Servicer Interchange                                              472,500.00
       Class A Investor Default Amount                                                       3,049,370.52
                                                                                         -----------------
       Total Class A Excess Spread                                                           5,217,304.41

I(6)   Class A Required Amount                                                                       0.00


J      Class B Available Funds

J(1)   Class B Floating Percentage                                                                   1.99%

J(2)   Principal Funding Investment Proceeds (if applicable to Class B)                              0.00
       Cash Collateral Account Investment Proceeds                                               3,167.60
       Interest Funding Account Investment Proceeds                                              2,398.05
       Class B Finance Charge Collections (excluding Interchange)                              885,885.63
       Class B Allocation of Servicer Interchange                                              163,788.81
       Reserve Draw Amount (if applicable to Class B)                                                0.00
                                                                                         -----------------
       Class B Available Funds                                                               1,055,240.09

J(3)   Class B Monthly Interest                                                                323,911.25
                                                                                         -----------------
       Class B Interest Shortfall                                                                    0.00

J(4)   Class B Additional Interest                                                                   0.00
       Class B Servicing Fee                                                                    60,937.50
       Class B Allocation of Servicer Interchange                                               36,562.50

J(5)   Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due but not distributed                323,911.25
       Class B Additional Interest plus amounts previously due but not distributed                   0.00
       Class B Servicing Fee plus amounts previously due but not distributed                    60,937.50
       Class B Allocation of Servicer Interchange                                               36,562.50
                                                                                         -----------------
       Total Class B Excess Spread                                                             633,828.84

J(6)   Class B Investor Default Amount                                                         236,118.57

       Class B Required Amount                                                                       0.00


       Exhibit 99 F, G and H
       Page 20 of 23

K      Collateral Available Funds

K(1)   Collateral Floating Percentage                                                                2.60%

K(2)   Collateral Finance Charge Collections                                                     4,138.57
       Collateral Allocation of Interest Funding Account Proceeds                                3,133.13
       Collateral Allocation of Servicer Interchange                                           213,995.43
       Collateral Allocation of Cash Collateral Account Investment Proceeds                      4,138.57
                                                                                         -----------------
       Collateral Available Funds                                                            1,378,705.64

K(3)   Collateral Monthly Interest                                                             469,194.69
                                                                                         -----------------
       Collateral Interest Shortfall                                                                 0.00

K(4)   Collateral Additional Interest                                                                0.00
       Collateral Servicing Fee                                                                 79,687.50
       Collateral Allocation of Servicer Interchange                                            47,812.50

K(5)   Distribution of Collateral Available Funds
       Collateral Servicing Fee plus amounts previously due but not distributed                 79,687.50
       Collateral Allocation of Servicer Interchange                                            47,812.50
                                                                                         -----------------
       Total Collateral Excess Spread                                                        1,251,205.64

K(6)   Collateral Investor Default Amount                                                      308,496.63

K(7)   Collateral Required Amount                                                                    0.00


L      Excess Spread and Excess Finance Charge Collections

L(1)   Total Excess Spread                                                                   7,102,338.89
       Excess Finance Charge Collections allocated from other series                                 0.00
                                                                                         -----------------
       Subtotal                                                                              7,102,338.89

L(2)   Applied to class A Monthly Interest & Additional Interest                                     0.00
       Applied to class A Servicing Fee                                                              0.00
       Applied to class A Investor Default Amount                                                    0.00
       Applied to class A Investor Charge Offs                                                       0.00
       Applied to class B Monthly Interest & Additional Interest                                     0.00
       Applied to class B Servicing Fee                                                              0.00
       Applied to class B Investor Default Amount                                              236,118.57
       Applied to class B Invested Amount reductions                                                 0.00
       Applied to collateral Servicing Fee                                                           0.00
       Applied to collateral Monthly Interest & Additional Interest                            469,194.69
       Applied to collateral Default Amount                                                    308,496.63
       Applied to collateral Indebtedness Amount reductions                                          0.00
       Applied to cash collateral Account                                                            0.00
       Applied to Other Amount Due to collateral Indebtedness Holder                                 0.00
       Applied to Reserve Account                                                                    0.00
       Applied to cash collateral Depositor                                                          0.00
                                                                                         -----------------
       Total Excess Finance Charge Collections                                               6,088,529.00


L(3)   Finance Charge Shortfall                                                                      0.00

L(4)   Portion of Reallocated Principal Collections applied to Required Amount                       0.00

       Exhibit 99 F, G and H
       Page 21 of 23

M      Principal Collections

M(1)   Collections of Principal Receivables allocable to Series 1996-1                     201,184,810.56
       Excess Principal Collections with respect to other Series                                     0.00
                                                                                         -----------------
       Subtotal                                                                            201,184,810.56

M(2)   Class A Fixed Percentage                                                          N/A
       Class A Monthly Principal                                                                     0.00

M(3)   Class B Fixed Percentage                                                          N/A
       Class B Monthly Principal                                                                     0.00

M(4)   Collateral Fixed Percentage                                                       N/A
       Collateral Monthly Principal                                                                  0.00


M(5)   Allocation of Principal Collections
       Deposit to Principal Funding Account                                                          0.00
       Distribution to Collateral Indebtedness Holder                                                0.00
       Excess Principal Collections                                                        201,184,810.56
       Principal Shortfall                                                                           0.00

M(6)   Class B Subordinated Principal Collections                                           13,453,608.60
       Collateral Subordinated Principal Collections                                        17,577,579.08
                                                                                         -----------------
       Total Subordinated Principal Collections                                             31,031,187.68

M(7)   Reallocated Principal Collections pursuant to Section 4.9(a)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(b)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(c)                                  0.00
                                                                                         -----------------
       Total Reallocated Principal Collections                                                       0.00

N      Accumulation Period

N(1)   Controlled Accumulation Amount (Class A)                                          N/A
       Deficit Controlled Accumulation Amount (Class A)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class A)                                                           0.00

N(2)   Controlled Accumulation Amount (Class B)                                          N/A
       Deficit Controlled Accumulation Amount (Class B)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class B)                                                           0.00

N(3)   Accumulation Period Factor                                                                    1.00
       Monthly Payment Rate                                                                       22.5768%
       Required Accumulation Factor Number                                                          12.00
       Accumulation Period Length                                                                       0

       Exhibit 99 F, G and H
       Page 22 of 23

O      Investor Charge Offs

O(1)   Class A Investor Charge Offs                                                                  0.00
       Class B Investor Charge Offs                                                                  0.00

O(2)   The amount of reimbursed Class A Investor Charge Offs                                         0.00
       The amount of reimbursed Class B Investor Charge Offs                                         0.00

O(3)   The amount, if any, by which the outstanding principal BBlance of the
       Certificates exceeds the Invested Amount after giving effect to all transactions on the Distribution Date
       Class A                                                                                       0.00
       Class B                                                                                       0.00

P Distributions to Class A Certificateholders (per $1,000 original principal amount)

P(1)   Total distribution to Class A Certificateholders                                              5.43
       Amount with respect to interest                                                               5.43
       Amount with respect to principal                                                              0.00
P(2)   Class A Investor Charge Offs                                                                  0.00
P(3)   The amount of reimbursed Class A Investor Charge Offs                                         0.00

Q Distributions to Class B Certificateholders (per $1,000 original principal amount)

Q(1)   Total distribution to Class B Certificateholders                                              5.54
       Amount with respect to interest                                                               5.54
       Amount with respect to principal                                                              0.00
Q(2)   Class B Investor Charge Offs                                                                  0.00
Q(3)   The amount of reimbursed Class B Investor Charge Offs                                         0.00

R Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

R(1)   Total distribution to Collateral Indebtedness Holders                                         5.49
       Amount with respect to interest                                                               5.49
       Amount with respect to principal                                                              0.00
R(2)   Collateral Investor Charge Offs                                                               0.00
R(3)   The amount of reimbursed Collateral Investor Charge Offs                                      0.00


     NATIONSBANK  OF  DELAWARE,  N.A.
     As  Servicer


By: \s\  Emily  Watson
    ------------------
Name:    Emily  Watson
Title:   Vice  President


                                             Exhibit 99 F, G and H
                                                 Page 23 of 23
